UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2017

CORPORATE CAPITAL TRUST II

(Exact name of registrant as specified in its charter)

DELAWARE	814-01108	47-1595504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 18, 2017, the board of trustees (the “Board”) of Corporate Capital Trust II (the “Company”) met to consider the agreements described below, which are to be entered into by the Company, subject to any required shareholder approvals, in connection with the proposed transition of the Company’s investment advisory services to a new joint investment advisory relationship between KKR Credit Advisors (US) LLC (“KKR Credit”) and an affiliate of Franklin Square Holdings, L.P. (“FS Investments”). The proposed transition was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2017 (the “December 11 Form 8-K”).

At its meeting held on December 18, 2017, the Board, including all of the members of the Board who are not parties to the applicable investment advisory agreement described below or “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of any such party, approved (i) investment advisory agreements by and between the Company and each of KKR Credit and an affiliate of FS Investments (“FS Adviser”) (such agreements, the “Investment Co-Advisory Agreements”), (ii) an investment advisory agreement by and between the Company and the a new joint adviser entity (the “Joint Advisor”) that will be jointly operated by KKR Credit, the Company’s current sub-adviser, and an entity formed by FS Investments or one of its affiliates (the “Joint Advisor Investment Advisory Agreement” and, together with the Investment Co-Advisory Agreements, the “Proposed Advisory Agreements”), (iii) interim investment advisory agreements that meet the applicable requirements of Rule 15a-4 of the 1940 Act by and between the Company and KKR Credit, and by and among the Company, KKR Credit and FS Adviser, (iv) administrative services agreements by and between the Company and each of KKR Credit and FS Adviser and (v) an administrative services agreement by and between the Company and the Joint Advisor. The Company will seek shareholder approval to enter into the Proposed Advisory Agreements, subject to the terms and conditions set forth in the December 11 Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Advisory Agreements for the Company (the “Proposals”). In connection with the Proposals, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (“Proxy Statement”). SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed by the Company with the SEC free of charge at the SEC’s website, http://www.sec.gov and from the Company’s website at www.corporatecapitaltrustii.com.

Participants in the Solicitations

Each of the Company and Corporate Capital Trust, Inc. (“CCT” and, together with the Company, the “CCT Funds”) and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of KKR Credit and FS Investments and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the CCT Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CCT Funds’ shareholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not statements of historical or current fact may constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future events or the future performance or operations of the Company, KKR & Co. L.P., KKR Credit, CCT, CNL Fund Advisors II, LLC, FS Investments and its affiliates and certain business development companies sponsored by FS Investments or its affiliates and other matters. The Company’s forward-looking statements are not guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. While the Company believes that the current expectations reflected in its forward-looking statements are based upon reasonable assumptions, such statements are inherently susceptible to a variety of risks, uncertainties, changes in circumstances and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements.

Forward-looking statements speak only as of the date on which they are made; and the Company undertakes no obligation, and expressly disclaims any obligation, to publicly release the results of any revisions to its forward-looking statements made to reflect future events or circumstances, new information, changed assumptions, the occurrence of unanticipated subsequent events, or changes to future operating results over time, except as otherwise required by law.

The Company’s forward-looking statements and projections are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017		CORPORATE CAPITAL TRUST II a Delaware statutory trust

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer, Chief Financial Officer and Chief Operator Officer